REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


REINSURED:           HOME STATE INSURANCE GROUP
---------

                     HOME STATE INSURANCE COMPANY
                     Red Bank, New Jersey
                     QUAKER CITY INSURANCE COMPANY
                     Trevose, Pennsylvania
                     NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                     Binghamton, New York
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK Binghamton, New York PINNACLE INSURANCE COMPANY Carrollton, Georgia WESTBROOK INSURANCE COMPANY Wallingford, Connecticut
                     (hereinafter referred to as the "Company")

TYPE:                CASUALTY CLASH
----                 EXCESS OF LOSS REINSURANCE AGREEMENT

PERIOD:              Losses occurring during the period January 1, 1997 to
------               December 31, 1997, both days
                     inclusive.

                     Should this Agreement terminate while a loss occurrence is in progress, the Reinsurers shall be liable for their share of all individual losses resulting from such loss occurrences whether any such individual losses take place before or after such termination.

CLASS:               All in-force, new and renewal business classified by the
-----                Company as Casualty, Personal and Commercial Automobile
                     Liability, Garagekeepers Legal Liability and Garage
                     Liability.

EXCLUSIONS:          See attached schedule.
----------

TERRITORY:           As per the Company's original policies.
---------

LIMIT AND
RETENTION:           See attached Exhibits A, B, C and D.
---------

MMW                                       1
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


REINSTATEMENT:       See attached Exhibits A, B, C and D.
-------------

WARRANTY:            Maximum Commercial Automobile Liability policy limit
--------             $5,000,000 or so deemed. It is understood that policies
                     issued in excess of $5,000,000 shall be reinsured on a facultative basis. However, the Company has a specific
                     Reinsurance Program for Commercial Automobile Liability of
                     $4,950,000 each occurrence excess of $50,000 each occurrence. For the purpose of this Agreement, $4,500,000 each occurrence (Unlimited Reinstatements) excess of $500,000 shall inure to the benefit of this program;
                     $450,000 each occurrence excess of $50,000 shall be considered as Underlying Reinsurance.

                     Maximum Personal Automobile Liability policy limit $1,200,000 or so deemed. However, the Company has a specific Reinsurance Program for Personal Automobile Liability of $1,160,000 each occurrence excess of $40,000 each occurrence. For the purpose of this Agreement, $700,000 each occurrence (Unlimited Reinstatements) excess of $500,000 shall inure to the benefit of this program; $460,000 each occurrence excess of $40,000 shall be considered as Underlying Reinsurance.

                     Reinsurers hereon to have the benefit of recoveries from a specific reinsurance in respect of public transportation PIP coverage of $11,150,000 excess of $100,000 each and every occurrence deemed to be maintained in force.

                     It is warranted that the Company writes maximum policy limits of $1,000,000 or so deemed (Non-Automobile business). However, the Company has a Multiple Line Reinsurance Program for non-automobile business of $960,000 each occurrence excess $40,000 each occurrence. For the purpose of this Agreement, $500,000 each occurrence (Unlimited Reinstatements) excess of $500,000 shall inure to the benefit of this program; $460,000 each occurrence excess of $40,000 shall be considered as Underlying Reinsurance.

                     The Company may include up to $50,000 from Personal Umbrella Liability as part of the Ultimate Net Loss, which is its maximum net loss from its 5% participation in its 95% Personal Umbrella Quota Share Treaty. It is warranted that the Company maintains a 95% Quota Share of a $1,000,000 limit or so deemed.

MMW                                       2
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


RATE:                See attached Exhibits A, B, C and D. Rate applies to the
----                 Company's subject net earnedpremium income, estimated to be
                     $142,412,640 for 1997, of which $40,900,300 pertains to
                     New York only.


DEPOSIT
PREMIUM:             See attached Exhibits A, B, C and D. Payable in equal
-------              quarterly installments at January 1, April 1, July 1 and
                     October 1, 1997.
MINIMUM
PREMIUM:             See attached Exhibits A, B, C and D.
-------

CLAUSES:             Parties to the Agreement.
-------              Net Retained Lines.
                     Ultimate Net Loss - loss adjustment expenses pro rata in
                       addition to the Agreement limit.
                     Extra Contractual Obligations on a 90%/10% basis within the
                       Agreement limit.
                     Losses in Excess of Policy Limits on a 90%/10% basis within the Agreement limit.
                     Subrogation.
                     Salvage and Recoveries.
                     Loss Notice and Settlement.
                     Funding of Reserves.
                     Offset - applicable only to each layer of this Agreement.
                     Original Conditions.
                     Currency.
                     Taxes.
                     Federal Excise Tax.
                     Errors and Omissions not to override Notice of Loss and
                       Loss Settlement Clause; not to apply to Exclusions.
                     Access to Records.
                     Service of Suit - NMA 1998 - Mendes and Mount (where
                       applicable).
                     Arbitration.
                     Insolvency.
                     Severability.
                     Minet Re North America, Inc. Intermediary.

WORDING:             As per expiring Reinsurance Agreement as far as applicable
-------              and as noted herein, which complies with the requirements
                     of the State of New York Insurance Department.

MMW                                       3
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34

We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.


                                            For and on behalf of:

                                            MINET RE NORTH AMERICA, INC.

                                            -------------------------
                                              Senior Vice President

HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY


-------------------------------
      Authorized Signature

-------------------------------
             Date

Please examine this document carefully and advise us immediately if any of the details or the security used are not in accordance with your order or requirements.

MMW                                       4
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34




EXCLUSIONS:
----------

       1. Assumed Reinsurance other than business assumed via intra-company reinsurance, from United Pacific Insurance Company for the Dave, Inc. policy, facultative reinsurance in connection with business originally produced by the Company and specifically reported to working-layer reinsurers and Delaware private passenger business written as a 100% Quota Share of companies with whom Quaker City Insurance Company has entered into rollover agreements.
       2. Loss or liability excluded by the provision of the "Nuclear Incident Exclusion Clause - Liability - Reinsurance."
       3.  Financial Guarantee and Insolvency.
       4.  Insolvency Funds.
       5.  War Risks as described in the North American War Risk Exclusion
           Clause.
       6. Loss or Liability excluded by the provisions of the "Pools Exclusion Clause." It is understood and agreed that this exclusion shall not apply to individual risks assigned to the Company under an "Assigned Risk" plan.
       7.  Speed Contests.
       8.  Ambulances.
       9. Accident and health, aviation, boiler and machinery, fidelity and surety, when written as such.
       10. Workers' Compensation and Employers' Liability, when written as such.
       11. Professional Liability, Errors and Omissions Liability, Directors and Officers Liability, SEC Liability, Fiduciary Liability, when written as such.
       12. Ocean Marine Liability when written as such; not applicable to watercraft of 26 feet or less in length.
       13. Amusement parks, carnivals, circuses, fairs, zoos, and the operation or manufacture of mechanical or animal rides.
       14. Manufacture, application or wholesale distribution of industrial chemicals, fertilizers, insecticides, herbicides, animal feeds.
       15. Manufacture, including component parts, of autos, trucks, buses, mobile homes, trailers, snowmobiles, tires, motorcycles, go-carts.
       16. Manufacture, distribution, sale and repair of aircraft, aircraft components or other products necessary or critical to aircraft safety or flight.
       17. Crane manufacture or rental.
       18. Contractors principally engaged in or construction of:
           a.  Blasting;
           b.  Bridges, tunnels, dams, reservoirs;
           c.  Demolition or wrecking of structures over 4 stories;
           d.  Erection of iron or steel over 4 stories;
           e.  Tunnelling;
           f.  Fumigating or exterminating.
       19. Gas or electric utilities.


MMW                                       1
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


       20. Manufacture and/or production, detonation, storage, processing, handling or transport of:
           a. Fireworks, fuse(s), cartridges, ammunition, powder, nitroglycerine or any explosives;
           b.  Gases and/or air under pressure in containers;
           c.  Butane, methane, propane and other liquified gases;
           d. Toxic substances and toxic waste with inherent potential for catastrophic loss;
           e.  Asbestos and asbestos products.
       21. Products Recall.
       22. Railroad Liability.
       23. Municipality Liability.
       24. Underground or surface mining and quarrying.
       25. Nursing homes or residential care facilities.
       26. Liquor Liability, when written as such.
       27. Security Guard Liability.
       28. Manufacture, assembly or wholesale distribution of:
              a.  Industrial farm machinery;
              b.  Ladders and scaffolding;
              c.  Athletic equipment; not applicable to sporting goods stores;
              d.  Pharmaceuticals;
              e.  Medical/surgical products;
              f.  Tobacco products;
              g.  Fire alarms, burglar alarms, sprinkler systems;
              h.  Railroad products, wheels, axles, brakes, etc.;
              i.  Toys;
              j.  Valves--industrial type.
       29. Oil lease operators, driller, exploration.
       30. Medical Malpractice.
       31. Stevedoring.
       32. Insurance coverage for punitive or exemplary damages when written as such.
       33. Landfill operations.
       34. Warehousemen's Legal Liability.
       35. Firearms and/or other weapons manufacturing, repairing, distribution or sale.
       36. Electrical control equipment.
       37. Manufacture of helmets.
       38. Manufacture or recapping of tires.
       39. Products integrity impairment and products guarantee.
       40. Animal feed or additives, not to include retail pet stores.
       41. Commercial Umbrella Liability.


MMW                                      2
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


                                    EXHIBIT A

                              FIRST CASUALTY CLASH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970011)

LIMIT AND
RETENTION:           100% of $500,000 Ultimate Net Loss each and every loss
---------            occurrence in excess of $500,000 Ultimate Net Loss each and every loss occurrence.

REINSTATEMENT:       Two full reinstatements - first  reinstatement at 50% as to
-------------        time and pro rata as to amount; second reinstatement at
                     100% as to time and pro rata as to amount.

RATE:                0.126% of the Company's subject net earned premium income.
----

DEPOSIT
PREMIUM:             $180,000 (National Pool: $128,300; New York Pool: $51,700)
-------              payable  in four equal quarterly installments of $45,000
                     (National Pool:  $32,075;  New York Pool:  $12,925) each at
                     January 1, April 1, July 1 and October 1, 1997.

MINIMUM
PREMIUM:             $162,000 (National Pool: $115,470; New York Pool: $46,530).
-------

                     The National Pool consists of: Home State Insurance Company (40%); Quaker City Insurance Company (25%); Pinnacle Insurance Company (20%); and Westbrook Insurance Company (15%).

                     The New York Pool consists of: New York Merchant Bakers Insurance Company (85%); Home Mutual Insurance Company of Binghamton, New York (15%).

Reinsurers Effective January 1, 1997:
------------------------------------

                                                                %               FEIN          NAIC
                                                                -
           Signet Star Reinsurance Company                   10.000%         47-0574325       32603
              Wilmington, Delaware
           Transatlantic Reinsurance Company                 10.000%         13-5616275       19453
              New York, New York
           Underwriters Reinsurance Company                  40.000%         16-0366830       22314
              Concord, New Hampshire                         -------

                                            Sub-Total:       60.000%


MMW                                       1
1/7/97

                                                         REINSURANCE COVER NOTE

                                                Agreement No. BN970011/12/33/34


 Through Swire Fraser Insurance Brokers Limited:
 -----------------------------------------------
 Underwriting Members of Lloyd's
    London, England  (as per Schedule)                 31.304%       AA-1122000
 Terra Nova Insurance Company Limited,
    London                                              8.696%       AA-1121425
                                                       -------

                                  Sub-Total:           40.000%

                                  Placement Total:    100.000%
                                                      --------


MMW                                       2
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


                                   SCHEDULE OF

                  UNDERWRITING MEMBERS OF LLOYD'S PARTICIPATION

            FIRST CASUALTY CLASH EXCESS OF LOSS REINSURANCE AGREEMENT
            ---------------------------------------------------------
                                   (BN970011)

      Syndicate        Pseudonym             AIIN                 Share
      ---------        ---------             ----                 -----

         570              GNR             AA-1126570              8.697%
         205              HGJ             AA-1126205              5.217%
        1141              JEM             AA-1127141              5.217%
         780              BFC             AA-1126780              5.217%
         623              AFB             AA-1126623              3.478%
        1096              RAS             AA-1127096              3.478%
                                                                  ------

    Total Participation through the
    Underwriting Members of Lloyd's                              31.304%
                                                                 -------


MMW
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


                                    EXHIBIT B

                              SECOND CASUALTY CLASH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970012)

RETENTION:           100% of $1,500,000 Ultimate Net Loss each and every loss
---------            occurrence in excess of $1,000,000 Ultimate Net Loss each
                     and every loss occurrence.

REINSTATEMENT:       One full reinstatement at 100% as to time and pro rata as
-------------        to amount.

 RATE:               0.178% of the Company's subject net earned premium income.
 ----

DEPOSIT
PREMIUM:             $250,000 (National Pool: $178,200; New York Pool: $71,800)
-------              payable in four equal quarterly installments of $62,500
                     (National Pool: $44,550; New York Pool: $17,950) each at
                     January 1,  April 1, July 1 and October 1, 1997.

MINIMUM
PREMIUM:             $225,000 (National Pool: $160,380; New York Pool: $64,620).
-------

                     The National Pool consists of: Home State Insurance Company (40%); Quaker City Insurance Company (25%); Pinnacle Insurance Company (20%); and Westbrook Insurance Company (15%).

                     The New York Pool consists of: New York Merchant Bakers Insurance Company (85%); Home Mutual Insurance Company of Binghamton, New York (15%).

Reinsurers Effective January 1, 1997:
------------------------------------

                                                           %            FEIN             NAIC
                                                           -            ----             ----

      Signet Star Reinsurance Company                   10.000%      47-0574325          32603
         Wilmington, Delaware
      Transatlantic Reinsurance Company                 10.000%      13-5616275          19453
         New York, New York
      Underwriters Reinsurance Company                  40.000%      16-0366830          22314
         Concord, New Hampshire                         -------

                                       Sub-Total:       60.000%


MMW                                       1
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


     Through Swire Fraser Insurance Brokers Limited:
     ----------------------------------------------
     Underwriting Members of Lloyd's (as per Schedule)                      AA-1122000
        London, England                                      35.000%
     Terra Nova Insurance Company Limited,
       London                                                 5.000%        AA-1121425
                                                             -------

                                      Sub-Total:             40.000%

                                      Placement Total:      100.000%
                                                            ========


MMW                                       2
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


                                   SCHEDULE OF

                  UNDERWRITING MEMBERS OF LLOYD'S PARTICIPATION

           SECOND CASUALTY CLASH EXCESS OF LOSS REINSURANCE AGREEMENT
           ----------------------------------------------------------
                                   (BN970012)

       Syndicate      Pseudonym           AIIN                 Share
       ---------      ---------           ----                 -----

          570            GNR           AA-1126570              8.334%
          205            HGJ           AA-1126205              3.333%
          623            AFB           AA-1126623              5.667%
         1141            JEM           AA-1127141              5.000%
          780            BFC           AA-1126780              3.333%
         1007            RCV           AA-1127007              5.000%
         1096            RAS           AA-1127096              3.333%
                                                               ------

     Total Participation through the
     Underwriting Members of Lloyd's                          35.000%
                                                              -------

MMW
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


                                    EXHIBIT C

                              THIRD CASUALTY CLASH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970033)

LIMIT AND
RETENTION:           100% of $2,000,000 Ultimate Net Loss each and every loss
---------            occurrence in excess of $2,500,000 Ultimate Net Loss each
                     and every loss occurrence.

REINSTATEMENT:       One full reinstatement at 100% as to time and pro rata as
-------------        to amount.

RATE:                0.140% of the Company's subject net earned premium income.
----

DEPOSIT
PREMIUM:             $200,000 (National Pool: $142,560; New York Pool: $57,440)
-------              payable in four equal quarterly installments of $50,000
                     (National Pool: $35,640; New York Pool: $14,360) each at
                     January 1, April 1, July 1 and October 1, 1997.

MINIMUM
PREMIUM:             $180,000 (National Pool: $128,304; New York Pool: $51,696).
-------

                     The National Pool consists of: Home State Insurance Company (40%); Quaker City Insurance Company (25%); Pinnacle Insurance Company (20%); and Westbrook Insurance Company (15%).

                     The New York Pool consists of: New York Merchant Bakers Insurance Company (85%); Home Mutual Insurance Company of Binghamton, New York (15%).

Reinsurers Effective January 1, 1997:
------------------------------------

                                                         %            FEIN             NAIC
                                                         -            ----             ----

     Signet Star Reinsurance Company                  10.000%      47-0574325          32603
        Wilmington, Delaware
     Underwriters Reinsurance Company                 40.000%      16-0366830          22314
        Concord, New Hampshire                        -------

                                      Sub-Total:      50.000%

MMW                                       1
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


    Through Swire Fraser Insurance Brokers Limited:
    ----------------------------------------------
    Underwriting Members of Lloyd's                                 AA-1122000
       London, England  (as per Schedule)                50.000%
                                                         -------

                                     Sub-Total:          50.000%

                                     Placement Total:   100.000%
                                                        ========

MMW                                       2
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


                                   SCHEDULE OF

                  UNDERWRITING MEMBERS OF LLOYD'S PARTICIPATION

            THIRD CASUALTY CLASH EXCESS OF LOSS REINSURANCE AGREEMENT
            ---------------------------------------------------------
                                   (BN970033)

       Syndicate       Pseudonym           AIIN             Share
       ---------       ---------           ----             -----

          570             GNR           AA-1126570          9.327%
          205             HGJ           AA-1126205          5.597%
          727             SAM           AA-1127727          5.597%
         1141             JEM           AA-1127141          4.478%
          219             RAE           AA-1126219          5.597%
          623             AFB           AA-1126623          7.463%
         1007             RCV           AA-1127007          7.463%
         1096             RAS           AA-1127096          4.478%
                                                            ------

     Total Participation through the
     Underwriting Members of Lloyd's                       50.000%
                                                           -------


MMW
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


                                    EXHIBIT D

                              FOURTH CASUALTY CLASH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970034)

LIMIT AND
RETENTION:           100% of $2,000,000 Ultimate Net Loss each and every loss
---------            occurrence in excess of $4,500,000 Ultimate Net Loss each
                     and every loss occurrence.

REINSTATEMENT:       One full reinstatement at 100% as to time and pro rata as
-------------        to amount.

RATE:                0.098% of the Company's subject net earned premium income.
----

DEPOSIT
PREMIUM:             $140,000 (National Pool: $99,790; New York Pool: $40,210)
-------              payable in four equal quarterly installments of $35,000
                     (National Pool: $24,947.50; New York Pool: $10,052.50) each at January 1, April 1, July 1 and October 1, 1997.

MINIMUM
PREMIUM:             $126,000 (National Pool: $89,811; New York Pool: $36,189).
-------

                     The National Pool consists of: Home State Insurance Company (40%); Quaker City Insurance Company (25%); Pinnacle Insurance Company (20%); and Westbrook Insurance Company (15%).

                     The New York Pool consists of: New York Merchant Bakers Insurance Company (85%); Home Mutual Insurance Company of Binghamton, New York (15%).


Reinsurers Effective January 1, 1997:
------------------------------------

                                               %            FEIN          NAIC
                                               -            ----          ----

  Signet Star Reinsurance Company           10.000%      47-0574325       32603
     Wilmington, Delaware
  Transatlantic Reinsurance Company         10.000%      13-5616275       19453
     New York, New York
  Underwriters Reinsurance Company          40.000%      16-0366830       22314
     Concord, New Hampshire                 -------

                          Sub-Total:        60.000%

MMW                                       1
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


   Through Swire Fraser Insurance Brokers Limited:
   ----------------------------------------------
   Underwriting Members of Lloyd's                                    AA-1122000
      London, England  (as per Schedule)                  34.667%
   Terra Nova Insurance Company Limited,
     London                                                5.333%     AA-1121425
                                                           ------

                                    Sub-Total:            40.000%

                                    Placement Total:     100.000%
                                                         ========

MMW                                       2
1/7/97

                                                         REINSURANCE COVER NOTE
                                                Agreement No. BN970011/12/33/34


                                   SCHEDULE OF

                  UNDERWRITING MEMBERS OF LLOYD'S PARTICIPATION

           FOURTH CASUALTY CLASH EXCESS OF LOSS REINSURANCE AGREEMENT
           ----------------------------------------------------------
                                   (BN970034)

       Syndicate     Pseudonym            AIIN                Share
       ---------     ---------            ----                -----

          570           GNR            AA-1126570             6.667%
          205           HGJ            AA-1126205             4.000%
         1007           RCV            AA-1127007             4.000%
          219           RAE            AA-1126219             4.000%
          623           AFB            AA-1126623             5.333%
          780           BFC            AA-1126780             2.667%
          727           SAM            AA-1127727             3.200%
         1141           JEM            AA-1127141             2.133%
         1096           RAS            AA-1127096             2.667%
                                                              ------

     Total Participation through the
     Underwriting Members of Lloyd's                         34.667%
                                                             -------

MMW
1/7/97